Exhibit 32.1
Certification Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
     In connection with the Quarterly Report of American Eagle Outfitters, Inc. (the “Company”) on Form 10-Q for the period ended July 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James V. O’Donnell, Principal Executive Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
August 25, 2010

/s/ James V. O’Donnell
James V. O’Donnell
Chief Executive Officer
(Principal Executive Officer)